UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 10, 2004
                                                  ------------------------------


                               Boca Resorts, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-13173                  65-0676005
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(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)        Identification Number)


    501 E. Camino Real, Boca Raton, Florida                        33432
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (561) 447-5300
                                                     ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01  Other Events.

On December 10, 2004, Boca Resorts, Inc. (the "Company") issued a press release announcing that the Company has completed its merger with an affiliate of The Blackstone Group.

A copy of the press release issued by the Company on December 10, 2004 announcing the consummation of the merger is filed as an exhibit hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press Release, dated December 10, 2004, of Boca Resorts, Inc., announcing the consummation of the merger


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOCA RESORTS, INC.


                                        By: /s/ Richard L. Handley
                                           -------------------------------------
                                           Name:   Richard L. Handley
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel
Date:    December 10, 2004


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                        Description
------------                       -----------

  99.1 Press Release, dated December 10, 2004, of Boca Resorts, Inc., announcing the consummation of the merger



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